FirstMerit Corporation Reports Third Quarter 2014 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Third Quarter 2014 EPS of $0.37 Per Share
Quarterly Highlights include:

•	Profitability Sustained: 62nd consecutive quarter of profitability.

•	Organic growth continued: Total loan growth of $272.4 million, or 1.82% from the prior quarter.

•	Credit quality remained solid: Net charge-offs to average originated loans of 0.20%; nonperforming assets as a percent of period end originated loans plus other real estate at 0.52%.

•	Balance sheet remained strong: Strong tangible common equity ratio at 8.01%.

Akron, Ohio (October 28, 2014) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported third quarter 2014 net income of $63.9 million, or $0.37 per diluted share. This compares with $59.5 million, or $0.35 per diluted share, for the second quarter 2014 and $40.7 million, or $0.23 per diluted share, for the third quarter 2013.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2014 were 9.03% and 1.03%, respectively, compared with 8.62% and 0.98%, respectively, for the second quarter 2014 and 6.07% and 0.67%, respectively, for the third quarter 2013.

“In the third quarter, we continued to capitalize on multiple opportunities throughout our markets to execute on our primary goal of organic growth," said Paul Greig, chairman, president and CEO, FirstMerit Corporation. "Our significant average total loan growth in the quarter demonstrates our success in this initiative. Importantly, we align our growth with strict underwriting standards and appropriate credit risk management practices to generate profitability. Our focus on credit quality resulted in another solid quarter of asset quality metrics.”

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

"Acquired loans," as used herein, are those assumed in the Citizens acquisition. As used herein, "originated loans" refer to loans that have been originated in the normal course of business and "covered loans" refer to loans covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

Net Interest Income

Net interest income on a fully tax-equivalent (“TE”) basis was $197.6 million in the third quarter 2014 compared with $199.7 million in the second quarter 2014 and $207.1 million in the third quarter 2013.

Net interest margin was 3.60% for the third quarter 2014 compared with 3.75% for the second quarter 2014 and 4.05% for the third quarter 2013. Net interest margin compression in the third quarter, compared with the prior quarter, resulted from lower accretion from the acquired and covered loan portfolios due to the continued decline in the loan balances.

Average originated loans were $11.8 billion during the third quarter 2014, an increase of $722.2 million, or 6.51%, compared with the second quarter 2014, and an increase of $2.4 billion, or 25.98%, compared with the third quarter 2013. Average originated commercial loans increased $349.8 million, or 4.87%, compared with the prior quarter, and increased $1.4 billion, or 22.89%, compared with the year-ago quarter.

Average deposits were $19.5 billion during the third quarter 2014, an increase of $35.0 million, or 0.18%, compared with the second quarter 2014, and an increase of $75.6 million, or 0.39%, compared with the third quarter 2013. During the third quarter 2014, average core deposits, which exclude time deposits, increased $33.2 million, or 0.19%, compared with the second quarter 2014 and increased $460.9 million, or 2.75%, compared with the third quarter 2013. Average time deposits increased $1.8 million, or 0.08%, and decreased $385.3 million, or 14.16%, respectively, over the prior and year-ago quarters. For the third quarter 2014, average core deposits accounted for 88.04% of total average deposits, compared with 88.03% for the second quarter 2014 and 86.02% for the third quarter 2013.

Average investments decreased $16.3 million, or 0.24%, compared with the second quarter 2014 and increased $487.0 million, or 7.92%, compared with the third quarter 2013.

Noninterest Income

Noninterest income, excluding gains and losses on securities transactions, for the third quarter 2014 was $69.7 million, a decrease of $2.8 million, or 3.81%, from the second quarter 2014 and a decrease of $1.4 million, or 1.93%, from the third quarter 2013. Included in noninterest income in the third quarter 2014 was $1.2 million of net losses on covered loan resolutions, compared to net gains of $4.1 million and $1.8 million in the second quarter 2014 and third quarter 2013, respectively.

Noninterest income, excluding net securities gains and losses, as a percentage of net revenue for the third quarter 2014 was 26.08% compared with 26.63% for second quarter 2014 and 25.56% for the third quarter 2013. Net revenue is defined as net interest income, on an TE basis, plus other income, excluding gains and losses from securities sales.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

Noninterest Expense

Noninterest expense for the third quarter 2014 was $163.1 million, a decrease of $4.3 million, or 2.54%, from the second quarter 2014 and a decrease of $47.5 million, or 22.53%, from the third quarter 2013. There were no merger related costs included in noninterest expense in the third quarter of 2014, however, included in noninterest expense in the third quarter 2013 were merger related costs associated with the Citizens acquisition of $33.4 million. The Corporation's efficiency ratio was 59.92% for the third quarter 2014, compared with 60.43% for the second quarter 2014 and 74.64% for the third quarter 2013.

The effective tax rate was 29.76% for the third quarter 2014 compared with 30.37% for the second quarter 2014 and 29.13% for the third quarter 2013.

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

Net charge-offs on originated loans totaled $5.9 million, or 0.20% of average originated loans in the third quarter 2014, compared with $6.2 million, or 0.22% of average originated loans, in the second quarter 2014 and $2.9 million, or 0.12% of average originated loans, in the third quarter 2013.

Nonperforming assets totaled $63.1 million at September 30, 2014, an increase of $2.2 million, or 3.61%, compared with June 30, 2014 and an increase of $7.7 million, or 13.88%, compared with September 30, 2013. Nonperforming assets at September 30, 2014 represented 0.52% of period-end originated loans plus other real estate compared with 0.53% at June 30, 2014 and 0.57% at September 30, 2013.

The allowance for originated loan losses totaled $90.9 million at September 30, 2014. At September 30, 2014, the allowance for originated loan losses was 0.75% of period-end originated loans compared with 0.80% at June 30, 2014 and 1.00% at September 30, 2013. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 0.81% of period end originated loans at September 30, 2014, compared with 0.86% at June 30, 2014 and 1.09% at September 30, 2013. The allowance for credit losses to nonperforming loans was 248.85% at September 30, 2014, compared with 269.61% at June 30, 2014 and 300.06% at September 30, 2013.

Balance Sheet

The Corporation’s total assets at September 30, 2014 were $24.6 billion, an increase of $43.8 million, or 0.18%, compared with June 30, 2014 and an increase of $470.5 million, or 1.95%, compared with September 30, 2013.

Total deposits were $19.4 billion at September 30, 2014, an increase of $68.5 million, or 0.36%, from June 30, 2014 and a decrease of $122.6 million, or 0.63%, from September 30, 2013. Core deposits totaled $17.0 billion at September 30, 2014, a decrease of $54.2 million, or 0.32%, from June 30, 2014 and an increase of $123.3 million, or 0.73%, from September 30, 2013.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

Shareholders’ equity was $2.8 billion as of September 30, 2014 and June 30, 2014, and $2.7 billion as of September 30, 2013. The Corporation maintained a strong capital position as tangible common equity to assets was 8.01% at September 30, 2014, compared with 7.89% at June 30, 2014 and 7.41% at September 30, 2013. The common share cash dividend paid in the third quarter 2014 was $0.16 per share.

Third Quarter 2014 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of third quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 19982852. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on October 28, 2014 through November 11, 2014 by dialing (855) 859-2056, and entering the PIN: 19982852. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

Non-GAAP Measures: This news release contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Corporation's management uses these non-GAAP measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $24.6 billion as of September 30, 2014, and 381 banking offices and 411 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation and FirstMerit Title Agency, Ltd.

Subsequent Events

The Corporation is required under GAAP to evaluate subsequent events through the filing of the its consolidated financial statements for the quarter ended September 30, 2014 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of September 30, 2014 and will adjust amounts preliminarily reported, if necessary.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to realize the synergies and benefits contemplated by the acquisition of Citizens, such as it being accretive to earnings and expanding the Corporation's geographic presence, in the time frame anticipated or at all, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2014	2014	2014	2013	2013
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
EARNINGS
Net interest income TE (a)	$197,644	$199,666	$197,854	$202,145	$207,079
TE adjustment (a)	4,066	4,089	3,954	4,077	3,739
Provision for originated loan losses	4,862	5,993	3,654	1,552	2,523
Provision for acquired loan losses	4,411	5,815	7,827	5,515	2,033
Provision/(recapture) for covered loan losses	(81)	3,445	3,055	2,983	1,823
Noninterest income	69,733	72,560	67,270	72,420	71,090
Noninterest expense	163,145	167,400	169,331	178,620	210,599
Net income	63,898	59,519	53,455	57,174	40,715
Diluted EPS (c)	0.37	0.35	0.31	0.33	0.23
PERFORMANCE RATIOS
Return on average assets (ROA)	1.03%	0.98%	0.90%	0.94%	0.67%
Return on average equity (ROE)	9.03%	8.62%	7.93%	8.48%	6.07%
Return on average tangible common equity (d)	13.41%	12.92%	11.98%	12.96%	9.29%
Net interest margin TE (a)	3.60%	3.75%	3.84%	3.89%	4.05%
Efficiency ratio (e)	59.92%	60.43%	62.77%	64.08%	74.64%
Number of full-time equivalent employees	4,302	4,392	4,521	4,570	4,666
MARKET DATA
Book value per common share	$17.05	$16.88	$16.62	$16.38	$16.08
Tangible book value per common share (d)	11.52	11.33	11.03	10.77	10.47
Period end common share market value	17.62	19.75	20.83	22.23	21.72
Market as a % of book	103%	117%	125%	136%	135%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common Stock dividend payout ratio	43.24%	45.71%	51.61%	48.48%	69.57%
Average basic common shares	165,389	165,335	165,060	165,054	165,044
Average diluted common shares	165,804	166,147	166,004	166,097	165,874
Period end common shares	165,384	165,393	165,087	165,056	165,045
Common shares repurchased	10	186	51	17	7
Common Stock market capitalization	$2,914,066	$3,266,512	$3,438,762	$3,669,195	$3,584,777
ASSET QUALITY (excluding acquired and covered loans) (b)
Gross charge-offs	$11,410	$11,148	$13,160	$9,913	$8,515
Net charge-offs	5,929	6,159	8,022	3,359	2,877
Allowance for originated loan losses	90,883	91,950	92,116	96,484	98,291
Reserve for unfunded lending commitments	6,966	7,107	7,481	7,907	8,493
Nonperforming assets (NPAs)	63,119	60,922	62,711	60,883	55,426
Net charge-offs to average loans ratio	0.20%	0.22%	0.31%	0.13%	0.12%
Allowance for originated loan losses to period-end loans	0.75%	0.80%	0.85%	0.94%	1.00%
Allowance for credit losses to period-end loans	0.81%	0.86%	0.92%	1.02%	1.09%
NPAs to loans and other real estate	0.52%	0.53%	0.58%	0.60%	0.57%
Allowance for originated loan losses to nonperforming loans	231.13%	250.27%	212.01%	228.62%	276.19%
Allowance for credit losses to nonperforming loans	248.85%	269.61%	229.23%	247.35%	300.06%
CAPITAL & LIQUIDITY
Period end tangible common equity to assets (d)	8.01%	7.89%	7.69%	7.70%	7.41%
Average equity to assets	11.42%	11.40%	11.32%	11.12%	11.08%
Average equity to total loans	18.58%	18.90%	19.04%	18.81%	18.97%
Average total loans to deposits	77.36%	75.15%	73.11%	72.84%	72.11%
AVERAGE BALANCES
Assets	$24,583,776	$24,291,276	$24,144,570	$24,034,846	$24,013,594
Deposits	19,531,800	19,496,795	19,636,506	19,517,476	19,456,231
Originated loans	11,814,314	11,092,101	10,448,383	9,988,587	9,377,826
Acquired loans, including covered loans, less loss share receivable	3,295,547	3,558,810	3,907,802	4,227,693	4,652,101
Earning assets	21,804,243	21,367,496	20,903,863	20,593,750	20,276,825
Shareholders' equity	2,807,886	2,768,352	2,733,226	2,673,635	2,661,546
ENDING BALANCES
Assets	$24,608,207	$24,564,431	$24,498,661	$23,912,028	$24,137,730
Deposits	19,366,911	19,298,396	19,811,674	19,533,601	19,489,533
Originated loans	12,071,759	11,467,193	10,826,913	10,213,387	9,789,139
Acquired loans, including covered loans,less loss share receivable	3,139,521	3,458,453	3,726,952	4,025,758	4,401,711
Goodwill	741,740	741,740	741,740	741,740	741,740
Intangible assets	73,953	76,886	79,819	82,755	85,447
Earning assets	21,930,840	21,789,773	21,715,302	21,048,910	21,297,250
Total shareholders' equity	2,820,431	2,791,738	2,742,966	2,702,894	2,654,645
NOTES:

(a) - The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Comprehensive Income.
(b) - Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and covered assets are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.
(c) - Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters presented.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

(d) - Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common equity divided by period end common shares outstanding. Tangible common equity excludes goodwill, intangible assets, and preferred stock. Management believes this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(e) - The efficiency ratio is calculated as noninterest expense divided by total revenue, excluding net gains on the sale of securities of $14.0 thousand, $80.0 thousand, and $56.0 thousand in the quarters ended September 30, 2014, June 30, 2014, and March 31, 2014, respectively. There were no net gains on the sale of securities in the quarters ended December 31, 2013 or September 30, 2013.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	September 30,	December 31,	September 30,
(Unaudited, except December 31, 2013, which is derived from the audited financial statements)	2014	2013	2013
ASSETS
Cash and due from banks	$429,699	$571,171	$505,228
Interest-bearing deposits in banks	55,629	346,651	742,039
Total cash and cash equivalents	485,328	917,822	1,247,267
Investment securities:
Held-to-maturity	3,002,262	2,935,688	2,749,934
Available-for-sale	3,462,990	3,273,174	3,256,259
Other investments	148,421	180,803	270,369
Loans held for sale	19,512	11,622	17,813
Loans	15,242,026	14,300,972	14,260,836
Allowance for loan losses	(140,077)	(141,252)	(143,835)
Net loans	15,101,949	14,159,720	14,117,001
Premises and equipment, net	318,690	327,054	324,337
Goodwill	741,740	741,740	741,740
Intangible assets	73,953	82,755	85,447
Covered other real estate	51,434	65,234	70,791
Accrued interest receivable and other assets	1,201,928	1,216,416	1,256,772
Total assets	$24,608,207	$23,912,028	$24,137,730
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,535,886	$5,459,029	$5,461,674
Interest-bearing	3,043,952	3,026,735	2,815,681
Savings and money market accounts	8,396,064	8,587,167	8,575,292
Certificates and other time deposits	2,391,009	2,460,670	2,636,886
Total deposits	19,366,911	19,533,601	19,489,533
Federal funds purchased and securities sold under agreements to repurchase	1,273,290	851,535	1,049,801
Wholesale borrowings	608,463	200,600	200,858
Long-term debt	249,933	324,428	324,425
Accrued taxes, expenses, and other liabilities	289,179	298,970	418,468
Total liabilities	21,787,776	21,209,134	21,483,085
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000
Common Stock, without par value; authorized 300,000,000 shares; issued: September 30, 2014 and December 31, 2013 - 170,183,540 shares; September 30, 2013 - 170,179,305 shares	127,937	127,937	127,937
Capital surplus	1,390,207	1,390,643	1,388,638
Accumulated other comprehensive loss	(49,583)	(66,876)	(83,613)
Retained earnings	1,371,453	1,277,975	1,248,554
Treasury stock, at cost: September 30, 2014 - 4,799,239; December 31, 2013 - 5,127,332 shares; September 30, 2013 - 5,134,681 shares	(122,583)	(129,785)	(129,871)
Total shareholders' equity	2,820,431	2,702,894	2,654,645
Total liabilities and shareholders' equity	$24,608,207	$23,912,028	$24,137,730

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type (Unaudited) (Dollars in thousands)
	As of September 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,626,166	$1,272,244	$262,319	$9,160,729
Mortgage	605,998	410,065	43,672	1,059,735
Installment	2,277,533	809,820	5,148	3,092,501
Home equity	1,062,013	252,975	83,278	1,398,266
Credit card	160,113	—	—	160,113
Leases	339,936	—	—	339,936
Subtotal	12,071,759	2,745,104	394,417	15,211,280
Loss share receivable	—	—	30,746	30,746
Total loans	12,071,759	2,745,104	425,163	15,242,026
Allowance for loan losses	(90,883)	(6,206)	(42,988)	(140,077)
Net loans	$11,980,876	$2,738,898	$382,175	$15,101,949

	As of June 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,365,499	$1,457,903	$292,782	$9,116,184
Mortgage	580,166	425,584	46,705	1,052,455
Installment	2,051,587	872,034	5,364	2,928,985
Home equity	998,179	268,266	89,815	1,356,260
Credit card	151,967	—	—	151,967
Leases	319,795	—	—	319,795
Subtotal	11,467,193	3,023,787	434,666	14,925,646
Loss share receivable	—	—	43,981	43,981
Total loans	11,467,193	3,023,787	478,647	14,969,627
Allowance for loan losses	(91,950)	(4,977)	(45,109)	(142,036)
Net loans	$11,375,243	$3,018,810	$433,538	$14,827,591

	As of March 31, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,083,192	$1,562,878	$341,267	$8,987,337
Mortgage	555,971	446,374	49,411	1,051,756
Installment	1,835,522	943,354	5,531	2,784,407
Home equity	946,802	283,309	94,828	1,324,939
Credit card	147,917	—	—	147,917
Leases	257,509	—	—	257,509
Subtotal	10,826,913	3,235,915	491,037	14,553,865
Loss share receivable	—	—	54,748	54,748
Total loans	10,826,913	3,235,915	545,785	14,608,613
Allowance for loan losses	(92,116)	(2,974)	(49,970)	(145,060)
Net loans	$10,734,797	$3,232,941	$495,815	$14,463,553

	As of December 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	6,648,279	$1,725,970	$375,860	$8,750,109
Mortgage	529,253	470,652	50,679	1,050,584
Installment	1,727,925	1,004,569	6,162	2,738,656
Home equity	920,066	294,424	97,442	1,311,932
Credit card	148,313	—	—	148,313
Leases	239,551	—	—	239,551
Subtotal	10,213,387	3,495,615	530,143	14,239,145
Loss share receivable	—	—	61,827	61,827
Total loans	10,213,387	3,495,615	591,970	14,300,972
Allowance for loan losses	(96,484)	(741)	(44,027)	(141,252)
Net loans	$10,116,903	$3,494,874	$547,943	$14,159,720

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

	As of September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,420,369	$1,963,746	$422,225	$8,806,340
Mortgage	487,283	466,594	52,796	1,006,673
Installment	1,647,095	1,080,298	6,361	2,733,754
Home equity	889,372	306,783	102,908	1,299,063
Credit card	145,113	—	—	145,113
Leases	199,907	—	—	199,907
Subtotal	9,789,139	3,817,421	584,290	14,190,850
Loss share receivable	—	—	69,986	69,986
Total loans	9,789,139	3,817,421	654,276	14,260,836
Allowance for loan losses	(98,291)	—	(45,544)	(143,835)
Net loans	$9,690,848	$3,817,421	$608,732	$14,117,001

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2014	2014	2014	2013	2013
ASSETS
Cash and cash equivalents	$521,210	$662,000	$959,071	$1,135,601	$1,415,430
Investment securities:
Held-to-maturity	3,029,971	3,061,711	2,983,831	2,763,517	2,640,807
Available-for-sale	3,460,312	3,444,830	3,332,358	3,284,635	3,243,173
Other investments	148,427	148,440	168,389	253,490	267,743
Loans held for sale	17,433	10,196	6,804	10,248	18,265
Loans	15,148,100	14,702,319	14,412,481	14,281,860	14,106,837
Less: allowance for loan losses	140,026	146,368	138,891	177,628	146,509
Net loans	15,008,074	14,555,951	14,273,590	14,104,232	13,960,328
Total earning assets	21,804,243	21,367,496	20,903,863	20,593,750	20,276,825
Premises and equipment, net	317,366	323,175	327,845	326,632	322,236
Accrued interest receivable and other assets	2,080,983	2,084,973	2,092,682	2,156,491	2,145,612
TOTAL ASSETS	$24,583,776	$24,291,276	$24,144,570	$24,034,846	$24,013,594
LIABILITIES
Deposits:
Noninterest-bearing	$5,603,104	$5,515,807	$5,488,751	$5,546,316	$5,443,800
Interest-bearing	3,100,904	3,066,201	3,045,952	2,875,375	2,720,592
Savings and money market accounts	8,492,172	8,580,928	8,698,817	8,544,097	8,570,910
Certificates and other time deposits	2,335,620	2,333,859	2,402,986	2,551,688	2,720,929
Total deposits	19,531,800	19,496,795	19,636,506	19,517,476	19,456,231
Federal funds purchased and securities sold under
agreements to repurchase	1,182,507	1,024,598	884,065	948,959	1,011,991
Wholesale borrowings	438,941	373,213	276,324	200,622	201,012
Long-term debt	320,387	324,431	324,428	324,426	324,424
Total funds	21,473,635	21,219,037	21,121,323	20,991,483	20,993,658
Accrued taxes, expenses and other liabilities	302,255	303,887	290,021	369,728	358,390
Total liabilities	21,775,890	21,522,924	21,411,344	21,361,211	21,352,048
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000	3,000	3,000
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,388,423	1,386,497	1,391,695	1,389,222	1,386,931
Accumulated other comprehensive loss	(41,963)	(44,952)	(52,940)	(79,431)	(82,598)
Retained earnings	1,352,867	1,319,515	1,293,379	1,262,705	1,256,052
Treasury stock	(122,378)	(123,645)	(129,845)	(129,798)	(129,776)
Total shareholders' equity	2,807,886	2,768,352	2,733,226	2,673,635	2,661,546
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$24,583,776	$24,291,276	$24,144,570	$24,034,846	$24,013,594

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited) (Dollars in thousands)
	Quarter ended September 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,534,848	$1,373,103	$271,299	$9,179,250
Mortgage	594,258	416,417	44,672	1,055,347
Installment	2,171,246	838,687	5,278	3,015,211
Home equity	1,030,256	259,867	86,224	1,376,347
Credit card	156,866	—	—	156,866
Leases	326,840	—	—	326,840
Subtotal	11,814,314	2,888,074	407,473	15,109,861
Loss share receivable	—	—	38,239	38,239
Total loans	11,814,314	2,888,074	445,712	15,148,100
Less allowance for loan losses	91,888	6,088	42,050	140,026
Net loans	$11,722,426	$2,881,986	$403,662	$15,008,074

	Quarter ended June 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,185,060	$1,492,139	$303,721	$8,980,920
Mortgage	565,703	434,936	48,258	1,048,897
Installment	1,939,802	907,069	5,445	2,852,316
Home equity	969,592	275,387	91,855	1,336,834
Credit card	149,903	—	—	149,903
Leases	282,041	—	—	282,041
Subtotal	11,092,101	3,109,531	449,279	14,650,911
Loss share receivable	—	—	51,408	51,408
Total loans	11,092,101	3,109,531	500,687	14,702,319
Less allowance for loan losses	94,063	3,034	49,271	146,368
Net loans	$10,998,038	$3,106,497	$451,416	$14,555,951

	Quarter Ended March 31, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,819,522	$1,678,267	$357,033	$8,854,822
Mortgage	538,151	459,842	49,921	1,047,914
Installment	1,771,434	972,711	6,012	2,750,157
Home equity	929,362	288,529	95,487	1,313,378
Credit card	147,265	—	—	147,265
Leases	242,649	—	—	242,649
Subtotal	10,448,383	3,399,349	508,453	14,356,185
Loss share receivable	—	—	56,296	56,296
Total loans	10,448,383	3,399,349	564,749	14,412,481
Less allowance for loan losses	96,789	(617)	42,719	138,891
Net loans	$10,351,594	$3,399,966	$522,030	$14,273,590

	Quarter Ended December 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,526,243	$1,866,064	$400,105	$8,792,412
Mortgage	509,685	472,771	51,304	1,033,760
Installment	1,697,651	1,032,245	6,279	2,736,175
Home equity	905,172	298,212	100,712	1,304,096
Credit card	146,805	—	—	146,805
Leases	203,031	—	—	203,031
Subtotal	9,988,587	3,669,292	558,401	14,216,280
Loss share receivable	—	—	65,580	65,580
Total loans	9,988,587	3,669,292	623,981	14,281,860
Less allowance for loan losses	134,890	(2,091)	44,829	177,628
Net loans	$9,853,697	$3,671,383	$579,152	$14,104,232

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

	Quarter ended September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,131,423	$2,118,803	$460,242	$8,710,468
Mortgage	472,281	448,206	54,403	974,890
Installment	1,570,124	1,145,824	7,180	2,723,128
Home equity	866,001	312,681	104,762	1,283,444
Credit card	143,637	—	—	143,637
Leases	194,360	—	—	194,360
Subtotal	9,377,826	4,025,514	626,587	14,029,927
Loss share receivable	—	—	76,910	76,910
Total loans	9,377,826	4,025,514	703,497	14,106,837
Less allowance for loan losses	97,693	68	48,748	146,509
Net loans	$9,280,133	$4,025,446	$654,749	$13,960,328

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	September 30, 2014			June 30, 2014			September 30, 2013
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$521,210			$662,000			$1,415,430
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,276,354	$26,502	1.99%	5,303,645	$26,751	2.02%	4,849,135	$23,551	1.93%
Obligations of states and political subdivisions (tax exempt)	776,376	8,734	4.46%	767,731	8,753	4.57%	712,296	8,890	4.95%
Other securities and federal funds sold	585,980	5,571	3.77%	583,605	5,501	3.78%	590,292	6,215	4.18%
Total investment securities and federal funds sold	6,638,710	40,807	2.44%	6,654,981	41,005	2.47%	6,151,723	38,656	2.49%
Loans held for sale	17,433	154	3.50%	10,196	89	3.51%	18,265	174	3.78%
Loans, including loss share receivable (2)	15,148,100	171,302	4.49%	14,702,319	173,320	4.73%	14,106,837	182,406	5.13%
Total earning assets	21,804,243	$212,263	3.86%	21,367,496	$214,414	4.02%	20,276,825	$221,236	4.33%
Total allowance for loan losses	(140,026)			(146,368)			(146,509)
Other assets	2,398,349			2,408,148			2,467,848
Total assets	$24,583,776			$24,291,276			$24,013,594
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,603,104	$—	—%	$5,515,807	$—	—%	$5,443,800	$—	—%
Interest-bearing	3,100,904	755	0.10%	3,066,201	745	0.10%	2,720,592	809	0.12%
Savings and money market accounts	8,492,172	5,570	0.26%	8,580,928	5,477	0.26%	8,570,910	6,495	0.30%
Certificates and other time deposits	2,335,620	2,846	0.48%	2,333,859	3,009	0.52%	2,720,929	1,712	0.25%
Total deposits	19,531,800	9,171	0.19%	19,496,795	9,231	0.19%	19,456,231	9,016	0.18%
Securities sold under agreements to repurchase	1,182,507	268	0.09%	1,024,598	233	0.09%	1,011,991	306	0.12%
Wholesale borrowings	438,941	1,397	1.26%	373,213	1,391	1.49%	201,012	936	1.85%
Long-term debt	320,387	3,783	4.68%	324,431	3,893	4.81%	324,424	3,899	4.77%
Total interest-bearing liabilities	15,870,531	14,619	0.37%	15,703,230	14,748	0.38%	15,549,858	14,157	0.36%
Other liabilities	302,255			303,887			358,390
Shareholders' equity	2,807,886			2,768,352			2,661,546
Total liabilities and shareholders' equity	$24,583,776			$24,291,276			$24,013,594
Net yield on earning assets	$21,804,243	$197,644	3.60%	$21,367,496	$199,666	3.75%	$20,276,825	$207,079	4.05%
Interest rate spread			3.50%			3.65%			3.97%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $4.1 million, $4.1 million and $3.7 million for the three months ended September 30, 2014, June 30, 2014 and September 30, 2013, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Nine Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2013
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$712,490			$875,890
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,244,238	$79,162	2.02%	4,125,541	$64,525	2.09%
Obligations of states and political subdivisions (tax exempt)	761,461	26,100	4.58%	655,257	24,702	5.04%
Other securities and federal funds sold	587,622	17,185	3.91%	488,005	13,618	3.73%
Total investment securities and federal funds sold	6,593,321	122,447	2.48%	5,268,803	102,845	2.61%
Loans held for sale	11,517	302	3.51%	16,860	461	3.66%
Loans, including loss share receivable (2)	14,756,994	515,757	4.67%	12,504,632	460,257	4.92%
Total earning assets	21,361,832	638,506	4.00%	17,790,295	563,563	4.24%
Total allowance for loan losses	(141,766)			(144,954)
Other assets	2,405,097			2,111,427
Total assets	$24,337,653			$20,632,658
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,536,306	—	—%	$4,628,252	—	—%
Interest-bearing	3,071,220	2,236	0.10%	2,128,055	1,784	0.11%
Savings and money market accounts	8,589,882	16,605	0.26%	7,549,165	18,279	0.32%
Certificates and other time deposits	2,357,241	8,319	0.47%	2,249,362	7,149	0.42%
Total deposits	19,554,649	27,160	0.19%	16,554,834	27,212	0.22%
Securities sold under agreements to repurchase	1,031,483	697	0.09%	949,105	949	0.13%
Wholesale borrowings	363,422	3,917	1.44%	191,970	2,955	2.06%
Long-term debt	323,068	11,566	4.79%	265,461	9,390	4.73%
Total interest-bearing liabilities	15,736,316	43,340	0.37%	13,333,118	40,506	0.41%
Other liabilities	294,936			351,650
Shareholders' equity	2,770,095			2,319,638
Total liabilities and shareholders' equity	$24,337,653			$20,632,658
Net yield on earning assets	$21,361,832	$595,166	3.73%	$17,790,295	$523,057	3.93%
Interest rate spread			3.63%			3.83%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $12.1 million and $10.3 million for the nine months ended September 30, 2014 and September 30, 2013, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	(Unaudited)	Quarters Ended		Nine Months Ended
	(Dollars in thousands except per share data)	September 30,		September 30,
		2014	2013	2014	2013
	Interest income:
	Loans and loans held for sale	$170,648	$182,107	$513,678	$459,313
	Investment securities:
	Taxable	32,072	29,766	96,347	78,143
	Tax-exempt	5,477	5,624	16,372	15,767
	Total investment securities interest	37,549	35,390	112,719	93,910
	Total interest income	208,197	217,497	626,397	553,223
	Interest expense:
	Deposits:
	Interest-bearing	755	809	2,236	1,784
	Savings and money market accounts	5,570	6,495	16,605	18,279
	Certificates and other time deposits	2,846	1,712	8,319	7,149
	Securities sold under agreements to repurchase	268	306	697	949
	Wholesale borrowings	1,397	936	3,917	2,955
	Long-term debt	3,783	3,899	11,566	9,390
	Total interest expense	14,619	14,157	43,340	40,506
	Net interest income	193,578	203,340	583,057	512,717
	Provision for loan losses	9,192	6,379	38,982	23,634
	Net interest income after provision for loan losses	184,386	196,961	544,075	489,083
	Noninterest income:
	Trust department income	10,300	9,608	30,118	24,515
	Service charges on deposits	18,684	22,146	53,860	55,315
	Credit card fees	13,754	13,588	39,361	38,128
	ATM and other service fees	6,182	5,216	17,998	13,496
	Bank owned life insurance income	4,218	4,351	11,840	12,889
	Investment services and insurance	3,606	3,403	10,974	9,247
	Investment securities gains/(losses), net	14	—	150	(2,803)
	Loan sales and servicing income	4,740	3,644	12,932	19,492
	Other operating income	8,235	9,134	32,331	27,644
	Total noninterest income	69,733	71,090	209,564	197,923
	Noninterest expenses:
	Salaries, wages, pension and employee benefits	90,593	97,390	269,071	260,395
	Net occupancy expense	13,887	13,816	45,248	35,444
	Equipment expense	12,188	11,040	36,366	28,698
	Stationery, supplies and postage	3,723	3,801	11,820	9,304
	Bankcard, loan processing and other costs	11,151	40,786	33,795	61,043
	Professional services	5,270	9,768	15,373	32,322
	Amortization of intangibles	2,933	2,972	8,802	5,700
	FDIC insurance expense	2,988	4,925	14,492	12,601
	Other operating expense	20,412	26,101	64,911	60,126
	Total noninterest expenses	163,145	210,599	499,878	505,633
	Income before income tax expense	90,974	57,452	253,761	181,373
	Income tax expense	27,076	16,737	76,889	54,863
	Net income	$63,898	$40,715	$176,872	$126,510
Less:	Net income allocated to participating shareholders	519	310	1,433	1,102
	Preferred stock dividends	1,469	1,469	4,407	3,868
	Net income attributable to common shareholders	$61,910	$38,936	$171,032	$121,540
	Net income used in diluted EPS calculation	$61,910	$38,936	$171,032	$121,540
	Weighted average number of common shares outstanding - basic	165,389	165,044	165,263	144,402
	Weighted average number of common shares outstanding - diluted	165,804	165,874	165,916	147,392
	Basic earnings per common share	$0.37	$0.24	$1.03	$0.84
	Diluted earnings per common share	$0.37	$0.23	$1.03	$0.82
	Dividend per common share	$0.16	$0.16	$0.48	$0.48

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Quarter Ended			Nine Months Ended
(Dollars in thousands)	September 30, 2014			September 30, 2014
	Pretax	Tax	After tax	Pretax	Tax	After tax
Net Income	$90,974	$27,076	$63,898	$253,761	$76,889	$176,872
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	(16,207)	(5,672)	(10,535)	24,293	8,503	15,790
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(563)	(197)	(366)	(1,551)	(543)	(1,008)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(14)	(5)	(9)	(150)	(53)	(97)
Net change in unrealized gains/(losses) on securities available for sale	(16,784)	(5,874)	(10,910)	22,592	7,907	14,685
Pension plans and other postretirement benefits:
Net gains/(losses) arising during the period	—	—	—	—	—	—
Amortization of actuarial gain	767	268	499	2,398	839	1,559
Amortization of prior service cost reclassified to other noninterest expense	516	181	335	1,614	565	1,049
Net change from defined benefit pension plans	1,283	449	834	4,012	1,404	2,608
Total other comprehensive gains/(losses)	(15,501)	(5,425)	(10,076)	26,604	9,311	17,293
Comprehensive income	$75,473	$21,651	$53,822	$280,365	$86,200	$194,165

	Quarter Ended			Nine Months Ended
	September 30, 2013			September 30, 2013
	Pretax	Tax	After tax	Pretax	Tax	After tax
Net Income	$57,452	$16,737	$40,715	$181,373	$54,863	$126,510
Other comprehensive income (loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	(17,491)	(6,123)	(11,368)	(104,853)	(36,699)	(68,154)
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(534)	(187)	(347)	(1,654)	(579)	(1,075)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(1)	—	(1)	2,802	981	1,821
Net change in unrealized gains/(losses) on securities available for sale	(18,026)	(6,310)	(11,716)	(103,705)	(36,297)	(67,408)
Pension plans and other postretirement benefits:
Net gains/(losses) arising during the period	—	—	—	—	—	—
Amortization of actuarial gain	—	—	—	—	—	—
Amortization of prior service cost reclassified to other noninterest expense	—	—	—	—	—	—
Net change from defined benefit pension plans	—	—	—	—	—	—
Total other comprehensive gains/(losses)	(18,026)	(6,310)	(11,716)	(103,705)	(36,297)	(67,408)
Comprehensive income	$39,426	$10,427	$28,999	$77,668	$18,566	$59,102

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2014	2014	2014	2013	2013
(Dollars in thousands, except share data)	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Loans and loans held for sale	$170,648	$172,517	$170,514	$176,559	$182,107
Investment securities	37,549	37,808	37,362	36,021	35,390
Total interest income	208,197	210,325	207,876	212,580	217,497
Interest expense
Deposits:
Interest-bearing	755	745	737	759	809
Savings and money market accounts	5,570	5,477	5,559	6,127	6,495
Certificates and other time deposits	2,846	3,009	2,464	2,500	1,712
Securities sold under agreements to repurchase	268	233	197	291	306
Wholesale borrowings	1,397	1,391	1,129	938	936
Long-term debt	3,783	3,893	3,890	3,897	3,899
Total interest expense	14,619	14,748	13,976	14,512	14,157
Net interest income	193,578	195,577	193,900	198,068	203,340
Provision for loan losses	9,192	15,253	14,536	10,050	6,379
Net interest income after provision for loan losses	184,386	180,324	179,364	188,018	196,961
Noninterest income:
Trust department income	10,300	10,070	9,748	10,255	9,608
Service charges on deposits	18,684	18,528	16,648	19,084	22,146
Credit card fees	13,754	13,455	12,152	12,414	13,588
ATM and other service fees	6,182	5,996	5,819	5,659	5,216
Bank owned life insurance income	4,218	4,040	3,582	4,037	4,351
Investment services and insurance	3,606	3,852	3,516	3,530	3,403
Investment securities gains/(losses), net	14	80	56	—	—
Loan sales and servicing income	4,740	4,462	3,730	3,577	3,644
Other operating income	8,235	12,077	12,019	13,864	9,134
Total noninterest income	69,733	72,560	67,270	72,420	71,090
Noninterest expenses:
Salaries, wages, pension and employee benefits	90,593	89,465	89,013	93,621	97,390
Net occupancy expense	13,887	14,347	17,014	14,066	13,816
Equipment expense	12,188	12,267	11,911	13,177	11,040
Stationery, supplies and postage	3,723	3,990	4,108	4,895	3,801
Bankcard, loan processing and other costs	11,151	11,810	10,834	10,886	40,786
Professional services	5,270	4,745	5,359	8,358	9,768
Amortization of intangibles	2,933	2,933	2,936	2,692	2,972
FDIC insurance expense	2,988	5,533	5,971	5,106	4,925
Other operating expense	20,412	22,310	22,185	25,819	26,101
Total noninterest expenses	163,145	167,400	169,331	178,620	210,599
Income before income tax expense	90,974	85,484	77,303	81,818	57,452
Income tax expense	27,076	25,965	23,848	24,644	16,737
Net income	63,898	59,519	53,455	57,174	40,715
Less: Income allocated to participating shareholders	519	489	380	441	310
Preferred stock dividends	1,469	1,469	1,469	1,469	1,469
Net income attributable to common shareholders	$61,910	$57,561	$51,606	$55,264	$38,936
Net income used in diluted EPS calculation	$61,910	$57,561	$51,606	$55,264	$38,936
Weighted-average number of common shares outstanding - basic	165,389	165,335	165,060	165,054	165,044
Weighted-average number of common shares outstanding- diluted	165,804	166,147	166,004	166,097	165,874
Basic earnings per common share	$0.37	$0.35	$0.31	$0.33	$0.24
Diluted earnings per common share	$0.37	$0.35	$0.31	$0.33	$0.23

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans and covered assets) (a)

(Unaudited)	(Unaudited)					(Audited)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
Allowance for Credit Losses	2014	2014	2014	2013	2013	2013
Allowance for originated loan losses, beginning of period	$91,950	$92,116	$96,484	$98,291	$98,645	$98,942
Provision for originated loan losses	4,862	5,993	3,654	1,552	2,523	13,034
Charge-offs	11,410	11,148	13,160	9,913	8,515	40,173
Recoveries	5,481	4,989	5,138	6,554	5,638	24,681
Net charge-offs	5,929	6,159	8,022	3,359	2,877	15,492
Allowance for originated loan losses, end of period	$90,883	$91,950	$92,116	$96,484	$98,291	$96,484
Reserve for unfunded lending commitments,
beginning of period	$7,107	$7,481	$7,907	$8,493	$8,114	$5,433
Provision for (relief of) credit losses	(141)	(374)	(426)	(586)	379	2,474
Reserve for unfunded lending commitments,
end of period	$6,966	$7,107	$7,481	$7,907	$8,493	$7,907
Allowance for Credit Losses	$97,849	$99,057	$99,597	$104,391	$106,784	$104,391
Ratios
Provision for loan losses to average loans	0.16%	0.22%	0.14%	0.06%	0.11%	0.14%
Net charge-offs to average loans	0.20%	0.22%	0.31%	0.13%	0.12%	0.17%
Allowance for loan losses to period-end loans	0.75%	0.80%	0.85%	0.94%	1.00%	0.94%
Allowance for credit losses to period-end loans	0.81%	0.86%	0.92%	1.02%	1.09%	1.02%
Allowance for loan losses to nonperforming loans	231.13%	250.27%	212.01%	228.62%	276.19%	228.62%
Allowance for credit losses to nonperforming loans	248.85%	269.61%	229.23%	247.35%	300.06%	247.35%
Asset Quality
Impaired originated loans:
Nonaccrual	$22,347	$21,072	$27,122	$25,674	$19,140	$25,674
Other nonperforming loans:
Nonaccrual	16,974	15,669	16,326	16,529	16,448	16,529
Total nonperforming loans	39,321	36,741	43,448	42,203	35,588	42,203
Other real estate ("ORE")	23,798	24,181	19,263	18,680	19,838	18,680
Total nonperforming assets ("NPAs")	$63,119	$60,922	$62,711	$60,883	$55,426	$60,883
NPAs to period-end loans + ORE	0.52%	0.53%	0.58%	0.60%	0.57%	0.60%
Accruing originated loans past due 90 days or more	$8,538	$15,643	$11,860	$11,176	$12,452	$11,176
(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2014	2014	2014	2013	2013
QUARTERLY NONINTEREST INCOME DETAIL	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Trust department income	$10,300	$10,070	$9,748	$10,255	$9,608
Service charges on deposits	18,684	18,528	16,648	19,084	22,146
Credit card fees	13,754	13,455	12,152	12,414	13,588
ATM and other service fees	6,182	5,996	5,819	5,659	5,216
Bank owned life insurance income	4,218	4,040	3,582	4,037	4,351
Investment services and insurance	3,606	3,852	3,516	3,530	3,403
Investment securities gains/(losses), net	14	80	56	—	—
Loan sales and servicing income	4,740	4,462	3,730	3,577	3,644
Other operating income	8,235	12,077	12,019	13,864	9,134
Total Noninterest Income	$69,733	$72,560	$67,270	$72,420	$71,090
	2014	2014	2014	2013	2013
QUARTERLY NONINTEREST EXPENSE DETAIL	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Salaries and wages	$71,769	$69,892	$71,669	$76,685	$79,369
Pension and employee benefits	18,824	19,573	17,344	16,936	18,021
Net occupancy expense	13,887	14,347	17,014	14,066	13,816
Equipment expense	12,188	12,267	11,911	13,177	11,040
Taxes, other than federal income taxes	1,286	2,576	2,774	2,618	2,785
Stationery, supplies and postage	3,723	3,990	4,108	4,895	3,801
Bankcard, loan processing and other costs	11,151	11,810	10,834	10,886	40,786
Advertising	3,942	3,801	3,516	4,855	4,432
Professional services	5,270	4,745	5,359	8,358	9,768
Telephone	2,831	2,857	2,908	3,427	3,326
Amortization of intangibles	2,933	2,933	2,936	2,692	2,972
FDIC insurance expense	2,988	5,533	5,971	5,106	4,925
Other operating expense	12,353	13,076	12,987	14,919	15,558
Total Noninterest Expense	$163,145	$167,400	$169,331	$178,620	$210,599

FirstMerit Corporation Reports Third Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and covered loans) (a)

(Unaudited)	Quarters Ended		Nine Months Ended		Year Ended
(Dollars in thousands, except ratios)	September 30,		September 30,		December 31,
	2014	2013	2014	2013	2013
Allowance for originated loan losses - beginning of period	$91,950	$98,645	$96,484	$98,942	$98,942
Loans charged off:
Commercial	4,046	1,222	12,256	6,644	7,637
Mortgage	91	501	1,484	1,185	1,903
Installment	4,323	3,582	12,983	11,788	16,683
Home equity	1,361	1,396	3,403	3,835	5,036
Credit cards	778	1,367	3,544	4,229	5,541
Leases	—	—	—	1,237	1,237
Overdrafts	811	447	2,048	1,342	2,136
Total	11,410	8,515	35,718	30,260	40,173
Recoveries:
Commercial	1,287	1,724	2,720	6,731	9,012
Mortgage	114	39	219	133	230
Installment	2,729	2,613	8,195	7,810	10,459
Home equity	708	704	2,227	1,537	2,492
Credit cards	403	438	1,260	1,420	1,841
Manufactured housing	54	11	78	49	60
Leases	2	11	374	100	100
Overdrafts	184	98	535	347	487
Total	5,481	5,638	15,608	18,127	24,681
Net charge-offs	5,929	2,877	20,110	12,133	15,492
Provision for originated loan losses	4,862	2,523	14,509	11,482	13,034
Allowance for originated loan losses-end of period	$90,883	$98,291	$90,883	$98,291	$96,484

Average originated loans	$11,814,314	$9,377,826	$11,123,269	$8,999,316	$9,252,555
Ratio (annualized) to average originated loans:
Originated net charge-offs	0.20%	0.12%	0.24%	0.18%	0.17%
Provision for originated loan losses	0.16%	0.11%	0.17%	0.17%	0.14%
Originated Loans, period-end	$12,071,759	$9,789,139	$12,071,759	$9,789,139	$10,213,387

Allowance for credit losses:	$97,849	$106,784	$97,849	$106,784	$104,391
To (annualized) net charge-offs	4.16	9.36	3.64	6.58	6.74
Allowance for originated loan losses:
To period-end originated loans	0.75%	1.00%	0.75%	1.00%	0.94%
To (annualized) net originated charge-offs	3.86	8.61	3.38	6.06	6.23

(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.